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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): DECEMBER 13, 2000



                                  CYSIVE, INC.
             (Exact Name of Registrant as Specified in Its Charter)




              DELAWARE                       0-27607                      54-1698017
    (State or Other Jurisdiction       (Commission File Number)         (IRS Employer
         of Incorporation)                                            Identification No.)
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                        10780 PARKRIDGE BLVD., SUITE 400
                                RESTON, VA 20191
               (Address of Principal Executive Offices) (Zip Code)


                                 (703) 259-2300
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.       OTHER EVENTS

              On December 13, 2000, the Company issued a press release announcing (1) its revised expected financial results for the fourth quarter of fiscal year 2000, (2) a proposed restructuring plan and (3) the adoption of a stock repurchase program. A copy of this press release is attached as an exhibit to this Form 8-K.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

              (a) Financial Statements of businesses acquired: Not Applicable

              (b) Pro Forma Financial Information: Not Applicable

              (c) Exhibits.

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
                 Exhibit No.        Description
                 -----------        -----------
                     99.1           Press Release, dated December 13, 2000,
                                    announcing (1) the Company's revised expected
                                    financial results for the fourth quarter of
                                    fiscal year 2000, (2) a proposed restructuring
                                    plan and (3) the adoption of a stock repurchase
                                    program.
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                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CYSIVE, INC.

                                       By: /s/ John R. Lund
                                          ------------------------------------
                                           John R. Lund
                                           Vice President, Chief Financial
                                           Officer, Treasurer, Secretary
                                           and Director

                                       Date:  December 13, 2000



                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------
   99.1             Press Release, dated December 13, 2000, announcing (1) the
                    Company's revised expected financial results for the fourth quarter of fiscal year 2000, (2) a proposed restructuring
                    plan and (3) the adoption of a stock repurchase program.
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